EXHIBIT 24.1

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, together with associated Preferred Share Purchase Rights, to be issued in connection with the Bristow Group Inc. Employer Savings and Benefit Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of February, 2007.

By: /s/ Thomas N. Amonett
Thomas N. Amonett
Director

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, together with associated Preferred Share Purchase Rights, to be issued in connection with the Bristow Group Inc. Employer Savings and Benefit Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of February, 2007.

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By: /s/ Charles F. Bolden, Jr.
Charles F. Bolden,. Jr.
Director

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, together with associated Preferred Share Purchase Rights, to be issued in connection with the Bristow Group Inc. Employer Savings and Benefit Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of February, 2007.

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By: /s/ Peter N. Buckley
Peter N. Buckley
Director

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, together with associated Preferred Share Purchase Rights, to be issued in connection with the Bristow Group Inc. Employer Savings and Benefit Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of February, 2007.

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By: /s/ Stephen J. Cannon
Stephen J. Cannon
Director

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, together with associated Preferred Share Purchase Rights, to be issued in connection with the Bristow Group Inc. Employer Savings and Benefit Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of February, 2007.

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By: /s/ Jonathan H. Cartwright
Jonathan H. Cartwright
Director

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, together with associated Preferred Share Purchase Rights, to be issued in connection with the Bristow Group Inc. Employer Savings and Benefit Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of February, 2007.

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By: /s/ Michael A. Flick
Michael A. Flick
Director

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, together with associated Preferred Share Purchase Rights, to be issued in connection with the Bristow Group Inc. Employer Savings and Benefit Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of February, 2007.

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By: /s/ Thomas C. Knudson
Thomas C. Knudson
Director

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, together with associated Preferred Share Purchase Rights, to be issued in connection with the Bristow Group Inc. Employer Savings and Benefit Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of February, 2007.

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By: /s/ Ken C. Tamblyn
Ken C. Tamblyn
Director

BRISTOW GROUP INC.

Power of Attorney

WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statements on Form S-8 for the registration of common stock, par value $0.01 per share, together with associated Preferred Share Purchase Rights, to be issued in connection with the Bristow Group Inc. Employer Savings and Benefit Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of February, 2007.

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By: /s/ Robert W. Waldrop
Robert W. Waldrop
Director